CAPITAL AND FINANCIAL RISK MANAGEMENT (Schedule of Maximum Credit Exposure of Financial Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Third party trade receivables	$ 13,416	$ 10,698
Finance lease income receivable	0	155
Cash and cash equivalents	5,167	3,691
Total maximum credit exposure	$ 18,583	$ 14,544